Disposal of a Subsidiary	12 Months Ended
Dec. 31, 2013
Disposal of a Subsidiary [Abstract]
Disposal of a Subsidiary
4.	DISPOSAL OF A SUBSIDIARY

In January 10, 2012, the Group sold its entire 53.5% equity interest of a subsidiary of VIEs to its noncontrolling interest shareholders for a cash consideration of $4,207. The Group recognized a gain from the disposal with an amount of $3,566 in year 2012.

On September 30, 2013, the Group disposed 47.8% of equity interests in one of its subsidiaries to the noncontrolling interest shareholder of such subsidiary and hence, reduced its equity interest from 77.8% to 30.0%. Since the Group lost its controlling interest in but is able to exercise significant influence over it, it was deconsolidated and accounted for as an equity method investee of the Group upon consummation of the transaction. The Group recognized a loss from the deconsolidation with an amount of $1,144 in year 2013.